ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         February 1, 2001 - February 28, 2001


SETTLEMENT DATE:                      15-Mar-01


A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. IV AND
       ADVANTA LEASING RECEIVABLES CORP. V
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1998-1

I.     SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED
       (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB")                                            $  83,608,249.47
                                                                                                                  ----------------

       (b.)   Contract Principal Balance of all Collections allocable to Contracts              $ 5,945,243.25
                                                                                                --------------
       (c.)   Contract Principal Balance of Charged-Off Contracts                               $   325,695.31
                                                                                                --------------
       (d.)   Total decline in Principal Balance                                                                  $   6,270,938.56
                                                                                                                  ----------------



       (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of
                this Settlement Date                                                                              $  77,337,310.91
                                                                                                                  ----------------
              BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
              PAYMENT DATE
       (f.)   Class A Principal Balance as of this Settlement Date                                                $  67,812,300.27
                                                                                                                  ----------------
              (Class A Note Factor).                                                0.2047473
                                                                                    ---------

       (g1.)  Class A-1 Principal Balance . (Note Factor)                           0.0000000               --
                                                                                    ---------   --------------
       (g2.)  Class A-2 Principal Balance . (Note Factor)                           0.0000000   $           --
                                                                                    ---------   --------------
       (g3.)  Class A-3 Principal Balance . (Note Factor)                           0.9404421   $21,912,300.27
                                                                                    ---------   --------------
       (g4.)  Class A-4 Principal Balance . (Note Factor)                           1.0000000   $45,900,000.00
                                                                                    ---------   --------------


       (h.)   Class B Principal Balance as of this Settlement Date                                                $             --
                                                                                                                  ----------------
              (Class B Note Factor)                                                 0.0000000
                                                                                    ---------
       (i.)   Class C Principal Balance as of this Settlement Date                                                $             --
                                                                                                                  ----------------
              (Class C Note Factor)                                                 0.0000000
                                                                                    ---------
       (l.)   Class D Principal Balance as of this Settlement Date                                                $   9,525,010.64
                                                                                                                  ----------------
              (Class D Note Factor)                                                 0.6349878
                                                                                    ---------

II.    COMPLIANCE RATIOS

       (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as
              of the related Calculation Date                                                                     $  82,989,933.26
                                                                                                                  ----------------
       (b1.)  % of CBR 31 days or more delinquent as of the related Calculation
              Date                                                                                                      7.35%
                                                                                                                  ----------------
       (b2.)  Preceeding Month %:                                                     Jan-01                            6.73%
                                                                                    ---------                     ----------------
       (b3.)  2nd Preceeding Month %:                                                 Dec-00                            6.11%
                                                                                    ---------                     ----------------
       (b4.)  Three month rolling average % of CBR 31 days or more delinquent                                           6.73%
                                                                                                                  ----------------

       (c.)   Does the three month rolling average % of CBR which are 31 days or
              more delinquent exceed 10.5%? . Y or N                                                                    NO
                                                                                                                  ----------------

              (Amortization Period Only)
       (d)    Cumulative Net Loss Percentage as of the related Collection Period                                        2.96%
                                                                                                                  ----------------

              Does the Cumulative Net Loss Percentage exceed
       (d1.)  4.0 % from the Beginning Period to and including 12th Collection
              Period?  Y or N                                                                                          N/A
                                                                                                                  ----------------
       (d2.)  5.5 % from 13th Collection Period to and including 24th Collection
              Period? Y or N                                                                                           N/A
                                                                                                                  ----------------
       (d3.)  7.0 % from 25th Collection Period and thereafter? Y or N                                                 NO
                                                                                                                  ----------------
              (If Yes to e1 or e2 or e3, then a Residual Event occurs)

       (e1.)  Residual Realization for the related Collection Period  > 100%
              (YES/NO)                                                                                                  YES
                                                                                                                  ----------------
       (e2.)  Preceeding Month:                                                       Jan-01 > 100% (YES/NO)            YES
                                                                                    ----------                    ----------------
       (e3.)  2nd Preceeding Month:                                                   Dec-00 > 100% (YES/NO)            YES
                                                                                    ----------                    ----------------
       (e4.)  Three month rolling average Residual Realization Ratio  > 100%
              (YES/NO)                                                                                                  YES
                                                                                                                  ----------------
              (If less than 100%, then a Residual Event Occurs)


III.   FLOW OF FUNDS
              The amount of available funds on deposit in the Series 1998-1
              Facility Account                                                                                    $   7,348,627.98
                                                                                                                  ----------------


              (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

       (a.)           To the Servicer, Unrecoverable Servicer Advances                                                          --
                                                                                                                  ----------------
       (b.)           To the Servicer, if ABS is not the Servicer, Servicing Fee
                      and Ancillary Servicing Income, if any
                                                                                                                  ----------------
                      To Series 1998-1 Noteholders:
       (c.)           To Class A, the total Class A Note Interest and Class A
                      Overdue Interest for the related period                                                     $     366,393.15
                                                                                                                  ----------------
                                  Interest on Class A-1 Notes                                   $           --
                                                                                                --------------
                                  Interest on Class A-2 Notes                                   $    22,517.32
                                                                                                --------------
                                  Interest on Class A-3 Notes                                   $   115,140.83
                                                                                                --------------
                                  Interest on Class A-4 Notes                                   $   228,735.00
                                                                                                --------------
       (d.)           Interest on Class B Notes for the related period                                            $       1,222.50
                                                                                                                  ----------------
       (e.)           Interest on Class C Notes for the related period                                            $             --
                                                                                                                  ----------------

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
       (f.)           To Series 1998-1 Noteholders:

                      To Class A, the total Principal Payment and Class A
                      Overdue Principal, if any                                                                       6,030,445.80
                                                                                                                  ----------------
                                  Principal Payment to Class A-1 Noteholders                         N/A
                                                                                                --------------
                                  Principal Payment to Class A-2 Noteholders                    $ 4,642,746.07
                                                                                                --------------
                                  Principal Payment to Class A-3 Noteholders                    $ 1,387,699.73
                                                                                                --------------
                                  Principal Payment to Class A-4 Noteholders                         N/A
                                                                                                --------------
                      To Class B for Principal Payment and Overdue Principal, if any                                    240,492.76
                                                                                                                  ----------------
                      To Class C for Principal Payment and Overdue Principal, if any                                            --
                                                                                                                  ----------------

       (g) Overdue Principal (included in the Principal Payments per above, if any):

                      To Class A, total for Overdue Principal                                        N/A
                                                                                                --------------
                                  Overdue Principal to Class A-1                         N/A
                                                                                       ------
                                  Overdue Principal to Class A-2                         N/A
                                                                                       ------
                                  Overdue Principal to Class A-3                         N/A
                                                                                       ------
                                  Overdue Principal to Class A-4                         N/A
                                                                                       ------
                      To Class B for Overdue Principal                                               N/A
                                                                                                --------------
                      To Class C for Overdue Principal                                               N/A
                                                                                                --------------

       (h1.)          Until the Reserve Account Funding Date:

                      To the Reserve Account, the amount equal to the Servicing
                      Fee otherwise payable to ABS                                                                       N/A
                                                                                                                  ----------------

       (h2.)          After the Reserve Account Funding Date:

                      To the Servicer, ABS, the Servicing Fee plus Ancillary
                      Servicing Income, if any                                                                           69,673.54
                                                                                                                  ----------------

       (i.)           To the Reserve Account, the amount needed to increase the
                      amount on deposit in the Reserve Account to the Required
                      Reserve Amount for such Payment Date                                                               N/A
                                                                                                                  ----------------

       (j.)           Upon the occurrence of a Residual Event            the lesser of:

       (j1.)          (A) the Available Funds remaining on deposit in the
                      Facility Account and                                                           N/A
                                                                                                --------------
       (j2.)          (B) the aggregate amount of Residual Receipts included in
                      Available Funds                                                                N/A
                                                                                                --------------
       (j3.)          To be deposited to the Residual Account                                                            N/A
                                                                                                                  ----------------

       (k.)           To Class D Noteholders for Principal Payment                                                              --
                                                                                                                  ----------------
       (l.)           To Class D Noteholders for Overdue Principal, if any                                               N/A
                                                                                                                  ----------------

              (3)     To ABS, the Servicing Fee previously due, but deposited to
                      the Reserve Account                                                                         $             --
                                                                                                                  ----------------

              (4)     To the Trustee to Fund the Servicer Conversion Expense Account
                                                                                                                  ----------------

              (5)     To the Series Obligors, as holders of the Residual Interest,
                      any Available Funds remaining on deposit in the Facility Account                            $     640,400.22
                                                                                                                  ----------------

IV.    SERVICER ADVANCES

       (a.)   Aggregate amount of Servicer Advances at the beginning of the
              related Collection Period                                                                               1,869,221.68
                                                                                                                  ----------------
       (b.)   Servicer Advances reimbursed during the related Collection Period                                          46,552.38
                                                                                                                  ----------------
       (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
              Settlement Date                                                                                                   --
                                                                                                                  ----------------
       (d.)   Servicer Advances made during the related Collection Period                                               152,646.02
                                                                                                                  ----------------
       (e.)   Aggregate amount of Servicer Advances at the end of the Collection
              Period                                                                                              $   1,975,315.32
                                                                                                                  ----------------


V.     RESERVE ACCOUNT
       (a.)   Amount on deposit at the beginning of the related Collection Period                                 $   3,600,000.00
                                                                                                                  ----------------
       (b.)   Amounts used to cover shortfalls, if any,  for the related Collection Period                        $             --
                                                                                                                  ----------------
       (c.)   Amounts transferred from the Facility Account, if applicable                                        $             --
                                                                                                                  ----------------
       (d.)   Interest earned on Reserve Balance                                                                  $      14,253.97
                                                                                                                  ----------------
       (e.)   Reserve Account Ending Balance before calculating Required Reserve Amount                           $   3,614,253.97
                                                                                                                  ----------------

                                                                                                                  ----------------
       (f.)   Required Reserve Amount needed as of the related Collection Period                                  $   3,600,000.00
                                                                                                                  ----------------

       (g1.)  If (f) is greater than (e), then amount of shortfall                                                            0.00
                                                                                                                  ----------------
       (g2.)  If (e) is greater than (f), then excess amount to be transferred to
              the Series Obligors                                                                                        14,253.97
                                                                                                                  ----------------

       (h.)   Amounts on deposit as of this Settlement Date (e minus g2)                                          $   3,600,000.00
                                                                                                                  ----------------



VI.    RESIDUAL ACCOUNT
       (a.)   Amount on deposit at the beginning of the related Collection Period                                             0.00
                                                                                                                  ----------------
       (b.)   Amounts transferred from the Facility Account                                                                   0.00
                                                                                                                  ----------------
       (c.)   Amounts used to cover shortfalls for the related Collection Period                                              0.00
                                                                                                                  ----------------
       (d.)   Amount on deposit as of this Settlement Date                                                                    0.00
                                                                                                                  ----------------


VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       (a.)   Amount on deposit at the beginning of the related Collection Period                                             0.00
                                                                                                                  ----------------
       (b.)   Amounts transferred from the Facility Account                                                                   0.00
                                                                                                                  ----------------
       (c.)   Amounts transferred to the Series Obligors                                                                      0.00
                                                                                                                  ----------------
       (d.)   Amount on deposit as of this Settlement Date                                                                    0.00
                                                                                                                  ----------------


VIII.  ADVANCE PAYMENTS
       (a.)   Beginning aggregate Advance Payments                                                                $   1,626,188.90
                                                                                                                  ----------------
       (b.)   Amount of Advance Payments collected during the related Collection Period                           $     744,939.50
                                                                                                                  ----------------
       (c.)   Investment earnings for the related Collection Period                                               $       6,887.05
                                                                                                                  ----------------
       (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account                              $   1,031,452.13
                                                                                                                  ----------------

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
       (e.)   Ending aggregate Advance Payments                                                                   $   1,346,563.32
                                                                                                                  ----------------


       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:    /s/ Mark Shapiro

       TITLE: Assistant Treasurer

       DATE:  12-Mar-01



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